SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 26, 2002

                          RIVIERA HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)


    Nevada                  000-21430                         88-0296885
(State of                  (Commission                      (IRS Employer
Incorporation)             File Number)                    Identification No.)


2901 Las Vegas Boulevard
Las Vegas, Nevada                                                 89109
(Address of principal office)                                  (Zip code)

Registrant's Telephone number,                               (702) 794-9527
    including area code

Item 5. Other Events

        On June 26, 2002, Riviera Holdings Corporation announced through a press release the appointment of Vincent Divito to its Board of Directors effective June 14, 2002.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

             (a) Not Applicable

             (b) Not Applicable

             (c) Exhibits

Exhibit 99        Riviera Holdings Corporation Press Release dated June 26, 2002














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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2002                            RIVIERA HOLDINGS CORPORATION


                                                       By: /s/ Duane Krohn
                                                       Treasurer and CFO











































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                              EXHIBIT INDEX

Exhibit
Number                        Description

99       Riviera Holdings Corporation Press Release dated June 26, 2002.